UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2019 (November 4, 2019)

Phibro Animal Health Corporation

___________________________

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	01-36410	13-1840497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Glenpointe Centre East, 3rd Floor

300 Frank W. Burr Boulevard, Suite 21

Teaneck, New Jersey 07666-6712

(Address of Principal Executive Offices, including Zip Code)

(201) 329-7300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	PAHC	NASDAQ Stock Market

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On November 4, 2019, Phibro Animal Health Corporation (the “Corporation”) held its annual meeting of stockholders (the “Meeting”). Present at the Meeting in person or by proxy were holders of 15,543,503 shares of Class A common stock of the Corporation and 20,166,034 shares of Class B common stock of the Corporation, which together represent 97.86% of the voting power of all shares of common stock of the Corporation as of September 5, 2019, the record date for the Meeting, and constituting a quorum for the transaction of business at the Meeting.

The stockholders of the Corporation voted on the following items at the Meeting:

1.	To elect three Class III Directors to serve until the 2022 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve, on an advisory basis, the compensation of our named executive officers;

3.	To approve, on an advisory basis, the frequency of future stockholder votes on the compensation of our named executive officers; and

4.	To ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the Corporation’s independent registered public accounting firm for the fiscal year ending June 30, 2020.

For more information about the foregoing proposals, see the Corporation’s 2019 Proxy Statement.

Holders of the shares of Class A common stock are entitled to one vote per share and holders of the shares of Class B common stock are entitled to ten votes per share. Holders of the shares of Class A common stock and holders of the shares of Class B common stock voted together as a single class on all matters (including the election of directors) submitted to a vote of stockholders at the Meeting.

The voting results for each of these proposals are detailed below.

1.	Election of Class III Directors

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jack C. Bendheim	204,956,941	11,560,477	686,425
E. Thomas Corcoran	207,125,949	9,391,469	686,425
Dr. George Gunn	215,109,690	1,407,728	686,425

Based on the votes set forth above, each director nominee was duly elected to serve until the 2022 annual meeting of stockholders and until his or her successor is duly elected and qualified.

2.	Approval, on an Advisory Basis, of the Compensation of our Named Executive Officers

Votes For	Votes Against	Abstained	Broker Non-Votes
215,621,074	773,954	122,388	686,427

Based on the votes set forth above, the stockholders approved, on an advisory basis, the compensation of our named executive officers

3.	Approval, on an Advisory Basis, of the Frequency of Future Stockholders Votes on the Compensation of Our Named Executive Officers

Every 1 Year	Every 2 Years	Every 3 Years	Abstained	Broker Non-Votes
13,796,446	88,303	202,542,865	89,801	686,428

Based on the votes set forth above, the stockholders advised that they were in favor of three years as the frequency of holding a non-binding advisory vote on named executive officer compensation.

4.	Ratification of the Selection of PwC as Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstained
216,124,128	989,532	90,182

There were no broker non-votes on this proposal.

Based on the votes set forth above, the stockholders ratified the selection of PwC as the Corporation’s independent registered public accounting firm for the fiscal year ending June 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PHIBRO ANIMAL HEALTH CORPORATION

Date: November 5, 2019
	By:	/s/ Thomas G. Dagger
	Name: Title:	Thomas G. Dagger Senior Vice President, General Counsel and Corporate Secretary